SUPPLEMENT DATED MAY 2, 2019
TO

PROSPECTUS DATED APRIL 30, 2019
FOR FUTURITY CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains information regarding changes to investment options that are available under your Policy.

On or about June 3, 2019, the names of the following investment options will be changed:

Current Name	New Name

Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.

Dreyfus Investment Portfolios MidCap Stock Portfolio	BNY Mellon Investment Portfolios MidCap Stock Portfolio

The name of the investment adviser will also be changing to BNY Mellon Investment Adviser, Inc.

Please retain this supplement with your prospectus for future reference.